UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2008

CONSOL Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14901	51-0337383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Consol Plaza

1800 Washington Road

Pittsburgh, Pennsylvania 15241

(Address of principal executive offices)

(Zip code)

Registrant’s telephone number, including area code:

(412) 831-4000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

The Board of Directors of CNX Gas Corporation (“CNX Gas”) has authorized an amendment to the CNX Gas Equity Incentive Plan, as amended, including the long-term incentive programs thereunder. As authorized to be amended, the CNX Gas Equity Incentive Plan provides that if CONSOL Energy Inc. (“CONSOL Energy”) acquires the outstanding shares of CNX Gas common stock that CONSOL Energy does not currently own (a “Take-In Transaction”), then, in that event:

a. vested CNX Gas stock options would be cashed out;

b. unvested CNX Gas stock options would be converted into CONSOL Energy stock options and continue to vest in accordance with the applicable CNX Gas vesting schedule;

c. unvested CNX Gas restricted stock units would be converted into CONSOL Energy restricted stock units and continue to vest in accordance with the applicable CNX Gas vesting schedule;

d. CNX Gas performance share units would be treated as follows: 50% would be cashed out (or at the employee’s election converted into CONSOL Energy restricted stock units which would continue to vest in accordance with the applicable CNX Gas vesting schedule) and 50% would be converted into CONSOL Energy restricted stock units and continue to vest in accordance with the applicable CNX Gas vesting schedule; and

The Board of Directors of CNX Gas has also authorized Take-In Severance Agreements (“TIS Agreements”) to be entered into with certain CNX Gas employees (including CNX Gas’ chief executive officer who is also a named executive officer of CONSOL Energy). Under the TIS Agreements, if during the two year period following a Take-In Transaction, either (x) the employment of a CNX Gas employee who is a party to a TIS Agreement is terminated by CONSOL Energy or its subsidiaries without cause, or (y) the CNX Gas employee’s total direct compensation (base salary plus target short-term incentive compensation opportunity plus target long-term incentive compensation opportunity) is reduced by more than twenty percent (20%) and the employee resigns, then the employee would be entitled to (a) one year of severance and benefits, and (b) retain any unvested CONSOL Energy stock options and restricted stock units with the stock options becoming exerciseable and the shares for the restricted stock units being issued at the times specified in the applicable vesting schedule.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOL ENERGY INC.

By:	/s/ P. Jerome Richey
P. Jerome Richey
Senior Vice President, General Counsel and Secretary

Dated: August 19, 2008